SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

____________________________

INFORMATION STATEMENT

____________________________

April 8, 2020

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to all series of GuideStone Funds (the "Trust"). GuideStone Financial Resources of the Southern Baptist Convention, the holder of a majority of the outstanding voting securities of the Trust, has approved the election of Thomas G. Evans to the Board of Trustees of the Trust.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones John R. Jones President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

____________________________

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

____________________________

April 8, 2020

This document is an Information Statement for shareholders of all series (each, a "Fund" and collectively, the "Funds") of GuideStone Funds (the "Trust"). GuideStone Capital Management, LLC (the "Adviser") serves as the investment adviser to the Funds and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Funds' principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds' transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds' administration and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about April 8, 2020, to the shareholders of record of each Fund as of April 1, 2020 (the "Record Date").

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources") in lieu of a shareholder meeting to elect Thomas G. Evans to the Board of Trustees of the Trust (the "Board"), effective May 1, 2020. As disclosed in the Trust's prospectus, GuideStone Financial Resources at all times directly or indirectly owns, controls or holds with power to vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. As of the date of its approval, GuideStone Financial Resources directly or indirectly owned, controlled or held with power to vote of at least 60% of each Fund's shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust's governing documents, the election of Mr. Evans has been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust's annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.All Funds: Election of Trustee to the Board of Trustees A. Overview

GuideStone Financial Resources, as holder of a majority of the outstanding voting securities of the Trust, has elected Thomas G. Evans to the Board, effective May 1, 2020. The Trust's Amended and Restated Trust Instrument, dated May 1, 2017, provides that Mr. Evans will hold office until his resignation, removal or mandatory retirement. Mr. Evans will serve on the Board as an independent Trustee ("Independent Trustee") because he is not an "interested person" of the Trust as the term "interested person" is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act").

B.Information Regarding the Board of Trustees

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of Mr. Evans, the Board will be comprised of nine individuals: Randall T. Hahn, D.Min., and John R. Morris, each of whom is an "interested person" of the Trust ("Interested Trustees"), as the term "interested person" is defined in Section 2(a)(19) of the 1940 Act, and Mr. Evans, William Craig George, Barry D. Hartis, Grady R. Hazel, David B. McMillan, Franklin R. Morgan and Ronald D. Murff, each of whom is an Independent Trustee. Mr. George serves as Chairman of the Board. During the fiscal year ended December 31, 2019, the Board held four regular meetings and one special meeting. All of the Trustees who served during the previous fiscal year, with the exception of Mr. Hartis, attended at least 75% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Mr. Evans) of the Trust, their years of birth, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

			Number of	Other
			Portfolios in	Trusteeships/
			Fund	Directorships
	Term of Office		Complex	Held by Trustee
Name (Year of Birth), Address and	and Length of	Principal Occupation(s)	Overseen by	During Past 5
Position(s) with Trust	Time Served1	During Past 5 Years	Trustee	Years2
INDEPENDENT TRUSTEES
Thomas G. Evans (1961)	Since 2020	Owner, Encompass	24	None
5005 Lyndon B. Johnson Freeway		Financial Services, Inc.,
Suite 2200		1985 – present.
Dallas, TX 75244-6152
Trustee
William Craig George (1958)	Since 2004	Senior Credit Officer, First	24	None
5005 Lyndon B. Johnson Freeway		National Bank of PA, 2014
Suite 2200		– present.
Dallas, TX 75244-6152
Trustee

			Number of	Other
			Portfolios in	Trusteeships/
			Fund	Directorships
	Term of Office		Complex	Held by Trustee
Name (Year of Birth), Address and	and Length of	Principal Occupation(s)	Overseen by	During Past 5
Position(s) with Trust	Time Served1	During Past 5 Years	Trustee	Years2
Barry D. Hartis (1945)	Since 2014	Certified Public	24	None
5005 Lyndon B. Johnson Freeway		Accountant, 1987 –
Suite 2200		present.
Dallas, TX 75244-6152
Trustee
Grady R. Hazel (1947)	Since 2011	Chief Financial Officer,	24	None
5005 Lyndon B. Johnson Freeway		The Dunham School, 2016
Suite 2200		– present; Certified Public
Dallas, TX 75244-6152		Accountant, 2015 –
Trustee		present; G400 Relations
Manager, American
Institute of Certified Public
Accountants, 2012 – 2015.
David B. McMillan (1957)	Since 2019	Chief Executive Officer	24	None
5005 Lyndon B. Johnson Freeway		and Founder, Peridot
Suite 2200		Energy LLC, 2008 –
Dallas, TX 75244-6152		present; Chief Executive
Trustee		Officer, INEA
International/VHSC
Cement, 2015 – 2017.
Franklin R. Morgan (1943)	Since 2005	Retired – Senior Vice	24	None
5005 Lyndon B. Johnson Freeway		President, Director of
Suite 2200		International
Dallas, TX 75244-6152		Administration, Prudential
Trustee		Securities, Inc., 1960 –
2003.
Ronald D. Murff (1953)	Since 2019	President, JKL Group,	24	None
5005 Lyndon B. Johnson Freeway		LLC, 2010 – present;
Suite 2200		Principal, Dalcor
Dallas, TX 75244-6152		Companies, 2012 –
Trustee		present.
INTERESTED TRUSTEES3
Randall T. Hahn, D.Min. (1965)	Since 2018	Senior Pastor, The Heights	24	None
5005 Lyndon B. Johnson Freeway		Baptist Church, 2002 –
Suite 2200		present.
Dallas, TX 75244-6152
Trustee
John R. Morris (1938)	Since 2017	Vice President and Broker-	24	None
5005 Lyndon B. Johnson Freeway		in-Charge, Hound Ears
Suite 2200		Club, Inc., 2010 – present.
Dallas, TX 75244-6152
Trustee
	OFFICERS WHO	ARE NOT TRUSTEES4
Ron W. Bass (1966)	Since 2009	Director of Asset	N/A	N/A
5005 Lyndon B. Johnson Freeway		Management Compliance,
Suite 2200		GuideStone Financial
Dallas, TX 75244-6152		Resources, June 2009 –
Chief Compliance Officer and AML		present.
Officer

			Number of	Other
			Portfolios in	Trusteeships/
			Fund	Directorships
	Term of Office		Complex	Held by Trustee
Name (Year of Birth), Address and	and Length of	Principal Occupation(s)	Overseen by	During Past 5
Position(s) with Trust	Time Served1	During Past 5 Years	Trustee	Years2
Melanie Childers (1971)	Since 2014	Managing Director, Fund	N/A	N/A
5005 Lyndon B. Johnson Freeway		Operations, GuideStone
Suite 2200		Financial Resources, 2014
Dallas, TX 75244-6152		– present.
Vice President — Fund Operations
John R. Jones (1953)	Since 2000	Executive Vice President	N/A	N/A
5005 Lyndon B. Johnson Freeway		and Chief Operating
Suite 2200		Officer, GuideStone
Dallas, TX 75244-6152		Financial Resources, 1997
President		– present.
Patrick Pattison (1974)	Since 2008	Chief Accounting Officer,	N/A	N/A
5005 Lyndon B. Johnson Freeway		GuideStone Financial
Suite 2200		Resources, 2015 – present;
Dallas, TX 75244-6152		Director of Financial
Vice President and Treasurer		Reporting & Process
Review, GuideStone
Financial Resources, 2008
– 2015.
Matt L. Peden (1967)	Since 2001	Vice President and Chief	N/A	N/A
5005 Lyndon B. Johnson Freeway		Investment Officer,
Suite 2200		GuideStone Financial
Dallas, TX 75244-6152		Resources, 2015 – present;
Vice President and Investment Officer		Director of Portfolio
Management, GuideStone
Financial Resources, 2010
– 2015.
David S. Spika (1964)	Since 2019	Vice President and Chief	N/A	N/A
5005 Lyndon B. Johnson Freeway		Strategic Investment
Suite 2200		Officer, GuideStone
Dallas, TX 75244-6152		Financial Resources, 2016
Executive Vice President		– present; Global
Investment Strategist,
GuideStone Financial
Resources, 2015 – 2016;
Investment Strategist,
Westwood Holdings
Group, 2003 – 2015.
Matthew A. Wolfe (1982)	Since 2017	Associate Counsel –	N/A	N/A
5005 Lyndon B. Johnson Freeway		Investment and Corporate
Suite 2200		Services, GuideStone
Dallas, TX 75244-6152		Financial Resources, 2015
Chief Legal Officer and Secretary		– present; Vice President
and Assistant General
Counsel, Goldman Sachs
& Co., 2012 – 2015.

			Number of	Other
			Portfolios in	Trusteeships/
			Fund	Directorships
	Term of Office		Complex	Held by Trustee
Name (Year of Birth), Address and	and Length of	Principal Occupation(s)	Overseen by	During Past 5
Position(s) with Trust	Time Served1	During Past 5 Years	Trustee	Years2
Erin Wynne (1981)	Since 2016	Director, Financial	N/A	N/A
5005 Lyndon B. Johnson Freeway		Reporting & Analysis,
Suite 2200		GuideStone Financial
Dallas, TX 75244-6152		Resources, 2015 – present;
Assistant Treasurer		Manager, Financial
Reporting & Analysis,
GuideStone Financial
Resources, 2010 – 2015.

(1)Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.

(2)Directorships not included in the GuideStone Funds complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

(3)Dr. Hahn and Mr. Morris are "interested persons" of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. In addition, Mr. Morris serves on the Board of GuideStone Investment Services and GuideStone Resource Management, Inc., the manager/member and member, respectively, of the Adviser.

(4)The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Mr. Evans):

Thomas G. Evans. Mr. Evans is Owner of Encompass Financial Services, Inc. He currently serves on the Board of Directors for i2E and as Secretary, Treasurer and Chairman of the Finance Committee on the Board of Directors for Leadership Oklahoma. Mr. Evans has also served as Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Capital Management, the Board of Trustees of GuideStone Financial Resources and an Interested Trustee of the Board of Trustees of the Trust.

William Craig George. Mr. George has been the Chairman of the Board since January 2015 and a member of the Board since September 2004. He has been employed with First National Bank of PA since 2014 and currently serves as the Senior Credit Officer. In his role with First National Bank of PA, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Randall T. Hahn, D.Min. Dr. Hahn is the Senior Pastor at The Heights Baptist Church in Colonial Heights, Virginia, where he has served since 2002. He holds a Bachelor of Arts degree from Texas A&M University, a Master of Theology degree from Dallas Theological Seminary and a Doctor of Ministry degree from Southeastern Baptist Theological Seminary. Dr. Hahn currently serves on the Board of Trustees of GuideStone Financial Resources.

Barry D. Hartis. Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men's Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self- employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the board of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee, and he is a board member for the State Board of Certified Public Accountants of Louisiana. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

David B. McMillan. Mr. McMillan is the Chief Executive Officer ("CEO") and Founder of Peridot Energy LLC, which today primarily provides senior management and consulting services to startup companies, since 2008. From 2015 to 2017, he was CEO of INEA International/VHSC Cement LLC, a private equity sponsored company with patented technology for converting fly ash into PozzoSlag, a replacement for Portland Cement in concrete. Mr. McMillan has previously served as a member of the Board of Trustees of GuideStone Financial Resources from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Directors of GuideStone Capital Management, LLC from 2011 to 2018, where he served as Chairman from 2013 to 2018; Chairman of the Board of Directors of GuideStone Investment Services from 2014 to 2018; and Chairman of the Board of Directors of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan's main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality- compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

John R. Morris. Mr. Morris is Vice President and Broker-in-Charge at Hound Ears Club, Inc., a captive real estate office. Mr. Morris holds a Bachelor of Arts degree from Wheaton College and graduate degrees from both the American Institute of Banking and Stonier Graduate School of Banking, Rutgers, The State University of New Jersey. Mr. Morris currently serves on the Board of Trustees of GuideStone Financial Resources, the Board of Directors of GuideStone Capital Management, LLC, the Board of Directors of GuideStone Investment Services and the Board of Directors of GuideStone Resource Management, Inc.

Ronald D. Murff. Mr. Murff is the President of JKL Group, LLC, a private investment firm in Dallas, Texas. He is also a Principal of Dalcor Companies, which is active in multi-family housing, where he has served since 2012. Previously, he worked in the banking industry, including spending more than 20 years with Guaranty Bank, a $17 billion bank operating in Texas and California. He served in several executive roles, including President of the Retail Banking Group and Chief Financial Officer, and was responsible for coordinating the spinoff of the bank from its parent company in late 2007. Mr. Murff serves on the boards of the Baylor University Medical Center, Baylor Research Institute, Southwest Transplant Alliance and Accutex Investments/Highland Residential Mortgage. He served on the Board of Regents of Baylor University from 2009 to 2018, serving as chair of several committees and then Chairman of the Board in 2016 and 2017. Mr. Murff has previously served as a trustee of GuideStone Financial Resources of the Southern Baptist Convention from June 2003 through October 2010, as an advisory director for Baylor University's Hankamer School of Business and has served as a board member for the Federal Home Loan Bank of Dallas and the Ladybird Johnson Wildflower Center in Austin, Texas. He holds a Bachelor of Business Administration degree in Accounting from Baylor University.

Board Role in Risk Oversight. The Board's role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Chief Investment Officer of the Adviser (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Independent Trustees' own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Chief Compliance Officer ("CCO") of the Trust, and in connection with each scheduled meeting, the Trust's Independent Trustees meet separately from the Adviser and Trust management, with the CCO of the Trust and independent legal counsel, on regulatory compliance matters. The Board's oversight role does not make the Board a guarantor of the Trust's investments or activities.

Board Leadership Structure. The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, sub-advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board's majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust's Adviser and service providers.

Information About Each Trustee's Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust's organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and Interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board. In seeking out and evaluating nominees, each candidate's background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with diverse, relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board's committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee's professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees. Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Evans (effective May 1, 2020), George, Hartis, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements, which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2019, there were three meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Evans (effective May 1, 2020), Hartis and Morgan and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust's operational, information security, compliance, regulatory, strategic, reputational and other risks;

(2)oversee generally matters relating to the Trust's compliance controls and related policies and procedures; and (3) act as a liaison between the CCO of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2019, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel, McMillan and Murff. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements;

(2)make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust's management or further discussion or review by the Board; and (4)serve as a liaison between the Trust's management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2019, there were five meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Evans (effective May 1, 2020), George, Hartis, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust's governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2019, there were two meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including, but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board's overall effectiveness. In determining potential candidates' qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders owning 50% or more of the outstanding voting securities of the Trust can submit recommendations in writing to the attention of Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.

Securities and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Mr. Evans) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust's family of investment companies overseen by him), as of March 31, 2020.

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Equity Securities	Investment Companies Overseen
by Trustee within the Family of
Name of Trustee	in each Portfolio of the Trust	Investment Companies

INTERESTED TRUSTEES
Randall T. Hahn, D.Min.	$10,001-$50,000 in the Low-Duration Bond Fund	Over $100,000
$50,001-$100,000 in the Medium-Duration Bond Fund
$10,001-$50,000 in the Extended-Duration Bond Fund
$10,001-$50,000 in the Global Bond Fund
$10,001-$50,000 in the Strategic Alternatives Fund
$10,001-$50,000 in the Defensive Market Strategies Fund
$50,001-$100,000 in the Equity Index Fund
$10,001-$50,000 in the Global Real Estate Securities Fund
$10,001-$50,000 in the Value Equity Fund
$10,001-$50,000 in the Growth Equity Fund
$10,001-$50,000 in the Small Cap Equity Fund
$50,001-$100,000 in the International Equity Fund
$10,001-$50,000 in the Emerging Markets Equity Fund
John R. Morris	NONE	NONE
INDEPENDENT TRUSTEES
Thomas G. Evans	Over $100,000 in the MyDestination 2025 Fund	Over $100,000
William Craig George	NONE	NONE
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
David B. McMillan	$10,001-$50,000 in the Money Market Fund	Over $100,000
$10,001-$50,000 in the Defensive Market Strategies Fund
$10,001-$50,000 in the Equity Index Fund
$10,001-$50,000 in the Growth Equity Fund

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Equity Securities	Investment Companies Overseen
by Trustee within the Family of
Name of Trustee	in each Portfolio of the Trust	Investment Companies

Franklin R. Morgan	NONE	NONE
Ronald D. Murff	$50,001-$100,000 in the Aggressive Allocation Fund	Over $100,000
$50,001-$100,000 in the Growth Equity Fund
Over $100,000 in the Small Cap Equity Fund

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of March 31, 2020.

As of March 31, 2020, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust's Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or underwriter.

Compensation. The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

Other Information. Mr. Murff's spouse and Dr. Hahn are participants in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone Financial Resources.

III.Additional Information

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for "street name" accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the "Materials"), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473- 8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe Matthew A. Wolfe

Chief Legal Officer and Secretary

April 8, 2020

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF APRIL 1, 2020

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	13,532,355.448	48,590,761.681
MyDestination 2025 Fund	36,453,118.478	99,253,220.448

MyDestination 2035 Fund	28,602,296.793	65,829,023.030
MyDestination 2045 Fund	25,499,911.697	48,387,153.513
MyDestination 2055 Fund	6,763,309.383	11,022,564.523

Conservative Allocation Fund	9,712,422.679	35,211,527.190
Balanced Allocation Fund	30,489,130.381	98,475,375.090
Growth Allocation Fund	26,447,378.397	73,312,861.756

Aggressive Allocation Fund	19,438,920.025	68,095,933.552
Money Market Fund	1,068,091,879.220	496,544,303.060
Low-Duration Bond Fund	53,663,375.874	17,094,472.009

Medium-Duration Bond Fund	89,788,848.109	21,542,293.396
Extended-Duration Bond Fund	6,634,608.258	7,685,274.088
Global Bond Fund	48,870,456.358	11,658,436.578

Strategic Alternatives Fund	31,693,095.353	5,223,353.049
Defensive Market Strategies Fund	62,501,026.727	31,979,851.917
Equity Index Fund	44,387,121.457	17,921,959.361

Global Real Estate Securities Fund	15,742,267.494	9,860,462.353
Value Equity Fund	46,535,374.905	19,297,293.822
Growth Equity Fund	33,369,410.211	28,320,190.150

Small Cap Equity Fund	22,054,631.682	15,554,468.193
International Equity Index Fund	71,653,199.926	N/A
International Equity Fund	72,035,394.273	25,459,637.361

Emerging Markets Equity Fund	45,457,784.458	6,847,950.115

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
MyDestination 2015 Fund	GuideStone Church Retirement Plan	28,400,395.079	58%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	GuideStone Financial Resources	8,827,804.010	18%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	GuideStone 403(b)(9) Employer Plan	7,006,499.880	14%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2025 Fund	GuideStone Church Retirement Plan	62,067,899.468	63%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2025 Fund	GuideStone 403(b)(9) Employer Plan	16,855,773.621	17%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2025 Fund	GuideStone Financial Resources	14,600,199.893	15%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone Church Retirement Plan	41,577,496.885	63%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone 403(b)(9) Employer Plan	10,965,561.506	17%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone Financial Resources	10,530,836.541	16%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2045 Fund	GuideStone Church Retirement Plan	30,335,198.594	63%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2045 Fund	GuideStone 403(b)(9) Employer Plan	8,319,556.864	17%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2045 Fund	GuideStone Financial Resources	8,112,166.182	17%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
MyDestination 2055 Fund	GuideStone Church Retirement Plan	6,366,329.829	58%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2055 Fund	GuideStone 403(b)(9) Employer Plan	2,238,470.703	20%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2055 Fund	GuideStone Financial Resources	2,012,485.308	18%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	GuideStone Church Retirement Plan	18,447,842.227	52%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	GuideStone 403(b)(9) Employer Plan	7,456,753.885	21%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	GuideStone Financial Resources	2,936,154.024	8%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Balanced Allocation Fund	GuideStone Church Retirement Plan	64,730,052.329	66%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Balanced Allocation Fund	GuideStone 403(b)(9) Employer Plan	19,728,548.909	20%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Allocation Fund	GuideStone Church Retirement Plan	46,637,178.564	64%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Allocation Fund	GuideStone 403(b)(9) Employer Plan	16,587,852.699	23%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Allocation Fund	GuideStone Financial Resources	5,747,161.053	8%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Aggressive Allocation Fund	GuideStone Church Retirement Plan	49,584,910.836	73%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Aggressive Allocation Fund	GuideStone 403(b)(9) Employer Plan	13,021,528.513	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Church Retirement Plan	282,994,717.130	57%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone 403(b)(9) Employer Plan	79,884,010.160	16%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Money Market Fund	GuideStone Financial Resources	39,944,425.370	8%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	25,042,848.020	5%
Investor Class	Fixed Benefit Plan
	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone Church Retirement Plan	8,833,923.447	52%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	3,864,966.427	23%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	1,116,852.684	7%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Church Retirement Plan	10,350,136.427	48%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	4,445,063.502	21%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone Church Retirement Plan	4,665,096.351	61%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	1,661,590.520	22%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Church Retirement Plan	4,825,051.559	41%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone 403(b)(9) Employer Plan	2,102,315.759	18%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	National Financial Services LLC	1,116,494.677	10%
Investor Class	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept 4th Floor
	499 Washington Blvd
	Jersey City, NJ 07310-2010
Strategic Alternatives Fund	GuideStone Church Retirement Plan	2,386,796.056	46%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone 403(b)(9) Employer Plan	1,540,857.607	30%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Strategic Alternatives Fund	GuideStone Financial Resources	475,481.290	9%
Investor Class	Unfunded Deferred Compensation Plan
	(UDC)
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Church Retirement Plan	11,865,190.605	37%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone 403(b)(9) Employer Plan	5,552,358.334	17%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	National Financial Services LLC	2,731,215.186	9%
Investor Class	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept 4th Floor
	499 Washington Blvd
	Jersey City, NJ 07310-2010
Defensive Market Strategies Fund	Charles Schwab & Co Inc	2,277,480.433	7%
Investor Class	Special Custody Account FBO Customers
	Attn: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4122
Defensive Market Strategies Fund	LPL Financial (FBO)	1,920,804.834	6%
Investor Class	Customer Accounts
	Attn: Mutual Fund Operations
	PO Box 509046
	San Diego, CA 92150-9046
Equity Index Fund	GuideStone Church Retirement Plan	9,564,991.948	53%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone 403(b)(9) Employer Plan	4,076,234.716	23%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	1,317,651.453	7%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Church Retirement Plan	5,361,683.021	54%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone 403(b)(9) Employer Plan	2,058,607.267	21%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	National Financial Services LLC	699,861.778	7%
Investor Class	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept 4th Floor
	499 Washington Blvd
	Jersey City, NJ 07310-2010

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Global Real Estate Securities Fund	GuideStone Financial Resources	561,070.509	6%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Church Retirement Plan	11,917,051.389	62%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone 403(b)(9) Employer Plan	4,170,755.344	22%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	1,047,870.787	5%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Church Retirement Plan	18,520,777.661	65%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone 403(b)(9) Employer Plan	5,897,891.165	21%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Financial Resources	1,474,245.499	5%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Church Retirement Plan	10,202,073.667	66%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone 403(b)(9) Employer Plan	3,286,666.714	21%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	853,483.215	5%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone Church Retirement Plan	14,027,504.974	55%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone 403(b)(9) Employer Plan	5,341,013.492	21%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone Financial Resources	1,274,313.090	5%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Church Retirement Plan	3,236,355.120	47%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Emerging Markets Equity Fund	GuideStone 403(b)(9) Employer Plan	1,465,773.762	21%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	LPL Financial (FBO)	593,454.585	9%
Investor Class	Customer Accounts
	Attn: Mutual Fund Operations
	PO Box 509046
	San Diego, CA 92150-9046
Emerging Markets Equity Fund	GuideStone Financial Resources	394,447.801	6%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	GuideStone 403(b)(9) Employer Plan	10,412,088.542	77%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	GuideStone Financial Resources	2,113,871.786	16%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	TIAA FSB CUST TTEE (FBO)	795,455.207	6%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
MyDestination 2025 Fund	GuideStone 403(b)(9) Employer Plan	27,404,293.180	75%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2025 Fund	GuideStone Financial Resources	4,358,970.617	12%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone 403(b)(9) Employer Plan	22,077,525.957	77%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone Financial Resources	2,728,889.545	10%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	TIAA FSB CUST TTEE (FBO)	1,591,010.020	6%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
MyDestination 2045 Fund	GuideStone 403(b)(9) Employer Plan	20,138,970.167	79%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
MyDestination 2045 Fund	GuideStone Financial Resources	2,207,137.995	9%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2045 Fund	TIAA FSB CUST TTEE (FBO)	1,783,104.282	7%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
MyDestination 2055 Fund	GuideStone 403(b)(9) Employer Plan	5,311,280.900	79%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2055 Fund	GuideStone Financial Resources	485,744.492	7%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2055 Fund	TIAA FSB CUST TTEE (FBO)	353,676.130	5%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Conservative Allocation Fund	GuideStone 403(b)(9) Employer Plan	8,062,399.934	83%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	TIAA FSB CUST TTEE (FBO)	722,540.611	7%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Balanced Allocation Fund	GuideStone 403(b)(9) Employer Plan	23,466,286.944	77%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Balanced Allocation Fund	TIAA FSB CUST TTEE (FBO)	4,107,292.074	13%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Growth Allocation Fund	GuideStone 403(b)(9) Employer Plan	23,999,561.466	91%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Growth Allocation Fund	TIAA FSB CUST TTEE (FBO)	1,712,732.008	6%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Aggressive Allocation Fund	GuideStone 403(b)(9) Employer Plan	15,542,476.489	80%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Aggressive Allocation Fund	GuideStone Financial Resources	1,586,167.013	8%
Institutional Class	Variable Benefit Plan
	PO Box 819109
	Dallas, TX 75381-9109
Aggressive Allocation Fund	TIAA FSB CUST TTEE (FBO)	1,564,419.245	8%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Money Market Fund	GuideStone 403(b)(9) Employer Plan	120,158,608.610	11%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	86,335,650.120	8%
Institutional Class	Money Mkt Liq Equity Index Fund
	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	81,691,337.410	8%
Institutional Class	Money Mkt Liq Medium Duration Bond
	Fund
	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	75,478,722.700	7%
Institutional Class	Capital Preservation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	73,330,896.600	7%
Institutional Class	Money Mkt International Equity Fund
	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	65,914,648.060	6%
Institutional Class	Money Mkt Liq Value Equity Fund
	PO Box 2190
	Dallas, TX 75221-2190
Low-Duration Bond Fund	GuideStone Financial Resources	17,798,435.745	33%
Institutional Class	Conservative Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Low-Duration Bond Fund	GuideStone Financial Resources	7,124,473.122	13%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	6,879,089.768	13%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	6,070,185.030	11%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	2,694,321.599	5%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	22,056,424.794	25%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	21,652,522.754	24%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	10,361,894.309	12%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	10,238,262.978	11%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	7,410,936.048	8%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone Financial Resources	3,319,270.637	50%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	1,637,631.725	25%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone Financial Resources	1,186,410.944	18%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Global Bond Fund	GuideStone Financial Resources	13,627,243.251	28%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Financial Resources	11,209,999.639	23%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Financial Resources	6,741,028.783	14%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Financial Resources	4,559,982.344	9%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Financial Resources	4,178,071.336	9%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	5,969,402.051	19%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	4,346,376.970	14%
Institutional Class	Fixed Benefit Plan
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	3,723,781.668	12%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	3,450,556.607	11%
Institutional Class	Operating Reserves Tier 2
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	3,187,053.259	10%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	2,949,414.120	9%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	2,514,229.348	8%
Institutional Class	Conservative Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Defensive Market Strategies Fund	GuideStone Financial Resources	12,634,211.929	20%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	12,458,710.030	20%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	5,373,548.430	9%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone 403(b)(9) Employer Plan	4,421,909.730	7%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	4,417,568.028	7%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	4,320,605.925	7%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	3,150,058.637	5%
Institutional Class	Operating Reserves Tier 2
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	3,141,730.077	5%
Institutional Class	Conservative Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	10,284,624.725	23%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	10,283,979.231	23%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	9,086,867.271	20%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	3,403,251.542	8%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Equity Index Fund	GuideStone 403(b)(9) Employer Plan	3,289,517.270	7%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	3,170,410.502	7%
Institutional Class	MyDestination 2055 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	3,718,134.914	24%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	3,328,212.645	21%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	1,591,889.629	10%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone 403(b)(9) Employer Plan	1,502,884.583	10%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	1,409,827.891	9%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	1,200,385.111	8%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	15,528,380.429	33%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	13,255,168.418	28%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	10,349,075.691	22%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone 403(b)(9) Employer Plan	3,116,614.471	7%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Growth Equity Fund	GuideStone Financial Resources	9,839,128.833	29%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Financial Resources	8,484,503.605	25%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Financial Resources	6,590,157.210	20%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone 403(b)(9) Employer Plan	4,867,554.748	15%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	3,617,560.077	16%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	3,239,765.418	15%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone 403(b)(9) Employer Plan	2,775,449.307	13%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	2,394,292.331	11%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	2,323,170.951	11%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	2,145,300.062	10%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	2,106,368.330	10%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	19,909,702.249	28%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
International Equity Index Fund	GuideStone Financial Resources	19,193,949.025	27%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	17,555,883.694	25%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	6,391,430.151	9%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	6,106,869.385	9%
Institutional Class	MyDestination 2055 Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone Financial Resources	23,998,082.990	33%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone Financial Resources	19,947,885.343	28%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone Financial Resources	15,189,664.443	21%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	8,791,710.981	19%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	7,663,648.530	17%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	5,851,940.893	13%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	5,687,604.370	13%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	5,660,581.176	12%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		April 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Emerging Markets Equity Fund	GuideStone Financial Resources	5,170,379.726	11%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109